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                                                                    EXHIBIT 99.1





CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Terry J. Logan, the Chief Executive Officer of N-Viro International Corporation, certify that (i) the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of N-Viro International Corporation.


/s/  Terry J. Logan
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Terry J. Logan, Chief Executive Officer
November 14, 2002




CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, James K. McHugh, the Chief Financial Officer of N-Viro International Corporation, certify that (i) the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of N-Viro International Corporation.


/s/  James K. McHugh
--------------------------------------------
James K. McHugh, Chief Financial Officer
November 14, 2002

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